      [NUVEEN INVESTMENTS LETTERHEAD]



     FOR IMMEDIATE RELEASE                        CONTACT:   LAUREL O'BRIEN
     ATTN:  BUSINESS/FINANCIAL EDITORS                       MEDIA RELATIONS
                                                             (312) 917-8254


                   NUVEEN INVESTMENTS REPORTS RECORD EARNINGS
  DRIVEN BY INCREASINGLY DIVERSIFIED ASSETS, PRODUCTS AND CLIENT RELATIONSHIPS


     CHICAGO, IL, OCTOBER 19, 2004 -- Nuveen Investments, Inc. (NYSE: JNC), a leading provider of diversified investment services for institutional and high-net-worth investors served by financial advisors, today reported record earnings for the third quarter and first nine months of the year. Third quarter net income of $39.1 million increased 12% over the third quarter of 2003. Earnings per share (diluted) of $0.41 for the quarter rose 14% from the same period last year.

     Third quarter gross sales were $5.8 billion, with positive net flows of $2.9 billion. Gross sales of institutional separate accounts and high-net-worth managed accounts totaled $4.7 billion. Sales of closed-end exchange-traded funds were $0.6 billion and sales of mutual funds were $0.4 billion. Sales for the first nine months of the year grew to a record $17.8 billion with positive net flows of $9.8 billion.

     Total assets under management increased to $107 billion at September 30, 2004, from $90 billion a year ago and $95 billion at December 31, 2003. The 19% increase in assets under management from a year ago was driven by $12 billion in positive net flows and $5 billion of market appreciation.

     For the first nine months of 2004, the Company reported net income of $112.9 million, an increase of 16% versus the same period of 2003. Earnings per share (diluted) are $1.18 for the first nine months of 2004 compared to $1.01 for the same period last year.

     Commenting on the Company's results, Tim Schwertfeger, Chairman & CEO of Nuveen Investments, said, "We are very pleased to report another quarter of high-quality, consistent earnings and asset growth. The consistency of our growth results from our ongoing commitment to expand our investment capabilities, our products, our services and our distribution relationships, while remaining true to our heritage for high-quality, dependable performance. These investments have broadened our customer base and rebalanced our sales mix. Year-to-date, two-thirds of our gross sales are in equity products with the remainder in both municipal and taxable fixed income. Additionally, institutional sales account for over 20% of our gross sales-compared to 11% a year ago.


                                    - more -

     NUVEEN INVESTMENTS REPORTS RECORD THIRD QUARTER EARNINGS -- PAGE 2


     "Sales in the third quarter of $5.8 billion were up 31% over the prior year and net flows of $2.9 billion were up 39%, with positive flows across all product lines-institutional separate accounts, high net worth managed accounts, closed-end exchange-traded funds and mutual funds. Institutional separate account sales were $1.1 billion with positive flows of $500 million. High-net-worth managed account sales of $3.6 billion were up over 60% year over year with positive net flows of $1.6 billion.

     "Strong interest in NWQ value portfolios and Nuveen municipal accounts drove positive flows-while Rittenhouse's conservative growth accounts had net outflows. We offered our third Nuveen floating rate closed-end exchange-traded fund during the quarter, raising $640 million in new assets. Our leadership position in the exchange-traded fund arena continues to be reinforced by financial advisors' confidence in the ability of Nuveen Investments to enhance client portfolios with innovative, high-quality investment solutions in a variety of asset classes.

     "We continue to believe our success reflects our ongoing commitment to helping investors secure their long-term goals with core long-term investment disciplines, product innovation and strong relationships with leading advisors and institutional clients," said Schwertfeger. "We are pleased with the quality and diversity of our current assets under management with 53% in municipal portfolios, 33% in equity-based portfolios and 14% in taxable income-oriented portfolios."

     Nuveen Investments, Inc. will host a conference call to discuss its third quarter results today, October 19, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

     Nuveen Investments provides high-quality investment services designed to secure long-term client goals. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise: Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios. In total, the Company manages approximately $107 billion in assets. Nuveen Investments, Inc. (NYSE: JNC) is an affiliate of The St. Paul Travelers Companies, Inc. (NYSE: STA).

     Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements.


                                       ###

                             Financial Table Follows

NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME (1)                           10/14/04 2:21 PM
For the Year Ended December 31, 2003 and the Quarter Ended September 30, 2004
In thousands, except share data

                                                                                        2003
                                                             ------------------------------------------------------------
                                                             1ST QTR      2ND QTR      3RD QTR      4TH QTR      TOTAL
                                                             -------      -------      -------      -------      -----
REVENUES:
  Investment advisory fees from
   assets under management (2)                             $  95,244       99,047      103,479      107,077      404,847
  Product distribution                                         1,584        3,278        2,169        2,175        9,206
  Performance fees/other revenue                               4,719        3,772       15,179       14,306       37,976
                                                           ---------     --------     --------     --------    ---------
    Total operating revenues                                 101,547      106,097      120,827      123,557      452,028
                                                           ---------     --------     --------     --------    ---------
EXPENSES:
  Compensation and benefits                                   32,063       32,860       40,440       38,827      144,189
  Advertising and promotional costs                            2,555        3,096        2,834        3,143       11,627
  Occupancy and equipment costs                                4,902        4,922        4,732        4,765       19,321
  Amortization of intangible assets                            1,302        1,302        1,302        1,302        5,208
  Travel & entertainment                                       1,781        1,956        1,955        2,035        7,726
  Outside and professional services                            4,545        4,994        5,170        5,623       20,331
  Other operating expenses                                     3,278        4,278        5,248        4,495       17,299
                                                           ---------     --------     --------     --------    ---------
    Total operating expenses                                  50,425       53,407       61,681       60,189      225,702
                                                           ---------     --------     --------     --------    ---------
OPERATING INCOME                                              51,122       52,690       59,146       63,368      226,326
                                                           ---------     --------     --------     --------    ---------
INTEREST EXPENSE AND OTHER                                      (981)        (916)      (1,816)      (1,458)      (5,171)
                                                           ---------     --------     --------     --------    ---------
INCOME BEFORE TAXES                                           50,141       51,774       57,330       61,910      221,155
                                                           ---------     --------     --------     --------    ---------
INCOME TAXES:
  Federal                                                     16,598       16,851       18,683       20,317       72,449
  State                                                        2,908        3,379        3,658        3,755       13,701
                                                           ---------     --------     --------     --------    ---------
    Total income taxes                                        19,506       20,231       22,341       24,072       86,150
                                                           ---------     --------     --------     --------    ---------
NET INCOME                                                 $  30,635       31,544       34,989       37,837      135,005
                                                           =========     ========     ========     ========    =========

AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING:
  Basic                                                       92,566       92,473       92,773       92,632       92,612
  Diluted                                                     95,687       95,787       96,296       96,005       95,944
                                                           ---------     --------     --------     --------    ---------
EARNINGS PER SHARE:
  Basic                                                    $    0.33         0.34         0.38         0.41         1.46
  Diluted                                                  $    0.32         0.33         0.36         0.39         1.41
                                                           =========     ========     ========     ========    =========

GROSS SALES (in millions):
  Mutual funds                                             $     385          446          348          357        1,536
  Managed accounts-retail                                      1,546        1,703        2,205        2,490        7,943
  Managed accounts-institutional                                 538          477          552          769        2,336
  Exchange-traded funds-common                                 1,306        2,104          353          341        4,105
                                                           ---------     --------     --------     --------    ---------
    Total funds and accounts excluding Muni/Fund
     Preferred(TM)                                             3,774        4,730        3,458        3,956       15,920
  Exchange-traded funds-Muni/Fund Preferred(TM)                  422          694          946          117        2,179
                                                           ---------     --------     --------     --------    ---------
    Total funds and accounts                                   4,196        5,424        4,404        4,074       18,098
                                                           =========     ========     ========     ========    =========


MANAGED FUNDS AND ACCOUNTS (in millions):
  ASSETS UNDER MANAGEMENT:
    Beginning of period                                    $  79,719       81,360       88,258       90,059       79,719
      Sales - funds and accounts                               4,196        5,424        4,404        4,074       18,098
      Dividend and defined portfolio reinvestments                74           96          102          141          413
      Redemptions and withdrawals                             (2,165)      (2,432)      (2,421)      (2,054)      (9,073)
                                                           ---------     --------     --------     --------    ---------
        Total net flows into funds and accounts                2,105        3,088        2,085        2,161        9,438
      Appreciation / (depreciation) of managed assets           (463)       3,810         (284)       3,136        6,199
                                                           ---------     --------     --------     --------    ---------
    End of period                                          $  81,360       88,258       90,059       95,356       95,356
                                                           =========     ========     ========     ========    =========

RECAP BY PRODUCT TYPE:
  Mutual funds                                             $  11,889       12,228       12,043       12,285
  Exchange-traded funds                                       41,565       45,315       46,131       47,094
  Managed accounts-retail                                     19,321       21,692       22,985       25,676
  Managed accounts-institutional                               8,585        9,023        8,900       10,300
                                                           ---------     --------     --------     --------
      Total assets under management                        $  81,360       88,258       90,059       95,356
                                                           =========     ========     ========     ========

                                                                                       2004
                                                             ------------------------------------------------------------
                                                             1ST QTR      2ND QTR      3RD QTR      4TH QTR      TOTAL
                                                             -------      -------      -------      -------      -----
REVENUES:
  Investment advisory fees from
   assets under management (2)                             $ 112,355      115,345      120,989            -     348,689
  Product distribution                                         2,427        1,833        2,290            -       6,551
  Performance fees/other revenue                               4,912        3,235        8,338            -      16,485
                                                           ---------     --------     --------     --------   ---------
    Total operating revenues                                 119,694      120,413      131,617            -     371,724
                                                           ---------     --------     --------     --------   ---------
EXPENSES:
  Compensation and benefits                                   36,651       39,233       45,380            -     121,264
  Advertising and promotional costs                            3,019        3,121        3,460            -       9,601
  Occupancy and equipment costs                                4,813        4,776        5,018            -      14,607
  Amortization of intangible assets                            1,299        1,273        1,273            -       3,845
  Travel & entertainment                                       1,863        2,089        1,730            -       5,681
  Outside and professional services                            5,446        5,800        5,507            -      16,752
  Other operating expenses                                     4,874        5,418        4,793            -      15,085
    Total operating expenses                                  57,965       61,709       67,161            -     186,835
                                                           ---------     --------     --------     --------   ---------
OPERATING INCOME                                              61,729       58,704       64,457            -     184,890
                                                           ---------     --------     --------     --------   ---------
INTEREST EXPENSE AND OTHER                                       199           42         (626)           -        (384)
                                                           ---------     --------     --------     --------   ---------
INCOME BEFORE TAXES                                           61,928       58,746       63,831            -     184,505
                                                           ---------     --------     --------     --------   ---------
INCOME TAXES:
  Federal                                                     20,183       19,197       20,835            -      60,215
  State                                                        3,868        3,571        3,935            -      11,373
                                                           ---------     --------     --------     --------   ---------
    Total income taxes                                        24,051       22,767       24,769            -      71,588
                                                           ---------     --------     --------     --------   ---------
NET INCOME                                                 $  37,877       35,979       39,062            -     112,917
                                                           =========     ========     ========     ========   =========

AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING:
  Basic                                                       92,867       92,609       92,435            -      92,636
  Diluted                                                     96,305       95,494       95,415            -      95,738
                                                           ---------     --------     --------     --------   ---------
EARNINGS PER SHARE:
  Basic                                                    $    0.41         0.39         0.42            -        1.22
  Diluted                                                  $    0.39         0.38         0.41            -        1.18
                                                           =========     ========     ========     ========   =========

GROSS SALES (in millions):
  Mutual funds                                             $     391          282          407            -       1,079
  Managed accounts-retail                                      3,716        3,466        3,576            -      10,757
  Managed accounts-institutional                                 963        1,728        1,128            -       3,819
  Exchange-traded funds-common                                   871           77          405            -       1,353
                                                           ---------     --------     --------     --------   ---------
    Total funds and accounts excluding Muni/Fund
     Preferred(TM)                                             5,941        5,553        5,516            -      17,009
  Exchange-traded funds-Muni/Fund Preferred(TM)                  152          435          235            -         822
                                                           ---------     --------     --------     --------   ---------
    Total funds and accounts                               $   6,092        5,988        5,751            -      17,831
                                                           =========     ========     ========     ========   =========


MANAGED FUNDS AND ACCOUNTS (in millions):
  ASSETS UNDER MANAGEMENT:
    Beginning of period                                    $  95,356      100,923      101,857            -      95,356
      Sales - funds and accounts                               6,092        5,988        5,751            -      17,831
      Dividend and defined portfolio reinvestments                72           82           87            -         240
      Redemptions and withdrawals                             (2,367)      (2,962)      (2,947)           -      (8,276)
                                                           ---------     --------     --------     --------   ---------
        Total net flows into funds and accounts                3,797        3,108        2,891            -       9,796
      Appreciation / (depreciation) of managed assets          1,771       (2,175)       2,144            -       1,740
                                                           ---------     --------     --------     --------   ---------
    End of period                                          $ 100,923      101,857      106,891            -     106,891
                                                           =========     ========     ========     ========   =========

RECAP BY PRODUCT TYPE:
  Mutual funds                                             $  12,438       11,873       12,293            -
  Exchange-traded funds                                       48,620       47,262       49,226            -
  Managed accounts-retail                                     28,587       30,302       32,265            -
  Managed accounts-institutional                              11,278       12,419       13,107            -
                                                           ---------     --------     --------     --------
      Total assets under management                        $ 100,923      101,857      106,891            -
                                                           =========     ========     ========     ========



(1) The Company began expensing the cost of stock options on April 1, 2004. All historical financial information has been restated.

(2) Advisory fee revenue will fluctuate based on the number of days in the quarter - In 2004, Q1 has 91 days, Q2 has 91 days, Q3 and Q4 have 92 days.